Exhibit 99

Fiscal 2010 Year-End Analyst Day November 9, 2010

Safe Harbor For Forward Looking Statements This presentation may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will," "may," and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: financial and economic conditions, including the availability of credit, and their effect on the Company's ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments; occurrences affecting the Company's ability to obtain financing under credit lines or other credit facilities or through the issuance of commercial paper, other short-term notes or debt or equity securities, including any downgrades in the Company's credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers' ability to pay for, the Company's products and services; the creditworthiness or performance of the Company's key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, hurricanes, other severe weather, pest infestation or other natural disasters; changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments or the valuation of the Company's natural gas and oil reserves; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; factors affecting the Company's ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, and the need to obtain governmental approvals and permits and comply with environmental laws and regulations; significant differences between the Company's projected and actual production levels for natural gas or oil; changes in the availability and/or price of derivative financial instruments; changes in the price differentials between oil having different quality and/or different geographic locations, or changes in the price differentials between natural gas having different heating values and/or different geographic locations; changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; the nature and projected profitability of pending and potential projects and other investments, and the ability to obtain necessary governmental approvals and permits; significant differences between the Company's projected and actual capital expenditures and operating expenses, and unanticipated project delays or changes in project costs or plans; inability to obtain new customers or retain existing ones; significant changes in competitive factors affecting the Company; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company's pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. For a discussion of these risks and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors" in the Company's Form 10-K for the fiscal year ended September 30, 2009 and the Company's Forms 10-Q for the quarters ended December 31, 2009, March 31, 2010 and June 30, 2010. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Securities and Exchange Commission (the "SEC") currently permits the Company, in its filings with the SEC, to disclose only proved reserves that the Company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the terms "probable," "possible," "resource potential" and other descriptions of volumes of reserves or resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines would prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and, accordingly, are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K and Forms 10-Q available at www.nationalfuelgas.com. You can also obtain these forms on the SEC's website at www.sec.gov.

National Fuel Gas Company Business Segment Reporting Publicly Traded Holding Company NYSE symbol - NFG Reporting Segments Operating Subsidiaries

Our Businesses Utility Pipeline & Storage Exploration & Production Appalachia, California, Gulf of Mexico Energy Marketing Midstream Timber Landfill Gas Gas-Fired Generation National Fuel Gas Company

Net Plant by Segment National Fuel Gas Company

Net Income from Continuing Operations Excluding Items Impacting Comparability (1) National Fuel Gas Company A reconciliation to GAAP Net Income is included at the end of this presentation. $219.1 Million Fiscal Year Ended September 30, 2010 E&P $112.5 MM 51.4%

A Balanced Business Model Net Income from Continuing Operations(1) - Excluding Items Impacting Comparability National Fuel Gas Company A reconciliation to GAAP Net Income is included at the end of this presentation. $219.1 Million Fiscal Year Ended September 30, 2010 Unregulated 55% Regulated 45%

National Fuel Gas Company Seneca Resources Corporation - Oil and Gas Revenues

National Fuel Gas Company Peer Group Comparisons Peer Group Total Return Utility Peers 22% National Fuel 19% Diversified Peers 9% E&P Peers 8% 1-Year Total Return Peer Group Total Return National Fuel 20% Utility Peers 19% E&P Peers -10% Diversified Peers -27% 3-Year Total Return Peer Group Total Return National Fuel 74% Utility Peers 34% E&P Peers 4% Diversified Peers -3% 5-Year Total Return National Fuel's Diversified business model continues to generate long-term outperformance versus its peer groups by limiting downside risk through economically challenging times and capturing upside growth in an expanding market All returns are for the period starting October 1, 20XX and ending September 30, 2010. Calculated utilizing Bloomberg L.P. software and peer group averages calculated using an arithmetic mean Diversified Peers: EGN, EP, EQT, MDU, WMB; Utility Peers: AGL, ATO, CPK, NI, NJR, NWN, SWX, WGL; E&P Peers: ATLS, BRY, CHK, CNX, COG, CRZO, EOG, PETD, PVA, RRC, SFY, SM, SWN, UNT, VQ, XCO

National Fuel Gas Company Capital Expenditures(1) - An Appalachian Focus (2) (3) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Defined as spending related to efforts to drill for, gather, or transport Appalachian sources of natural gas. Any other maintenance spending in the Appalachian region, plus spending in areas outside of the Appalachian region.

Seneca Resources Evaluation of JV Opportunities Seneca has engaged Jefferies & Company to explore joint-venture opportunities across a broad portion of its acreage, with the following goals: Ramp up development faster than current aggressive growth plans Bring forward the earnings stream, where a minority-interest partner pays a significant portion of the early drilling costs, enhancing shareholder value Continue operating across most of its acreage position Seneca's unique Marcellus position provides a competitive advantage for a potential joint-venture partner: 800,000 net acres in PA - 745,000 in heart of the Marcellus Fairway Majority of acreage is held in fee, carrying no royalty and no lease expirations Large, contiguous acreage blocks allow for operating- and cost-efficiency through multi-well pad drilling Seneca will forgo joint-venture opportunities that do not enhance shareholder value when compared to its current growth plans

National Fuel Gas Company Independent Directors - A Wealth of Industry Experience Former Director, President & CEO of Northwest Natural Gas Co. Vice Chairman of DTE Energy Director of Northern Border Pipeline Co. Former Chairman and CEO of Questar Corporation Former Vice Chairman, COO and Director of Keyspan Corporation Individual Responsible for DTE's Barnett & Antrim Shale Plays Former Advisor to the COO of Duke Energy Former Vice Chairman of PanEnergy Corporation (now part of Spectra) Founder of Kidder Exploration, an Appalachian E&P Co. Director of Hess Corporation Former Chairman & COO of MCN Energy Former CEO of Michigan Consolidated Gas Co. Former President, CEO & Director of NUI Corporation Former Director of the Independent Oil & Gas Assoc. of NY & PA CEO and Chairman of Moog Inc. for 20+ Years (Major Company in NFG's Service Territory) Former Vice-Chairman and CFO of Verizon Inc., a Regulated Industry Director of CMS Energy Corporation Director of Dynegy, Inc.

Utility Segment National Fuel Gas Distribution Corporation

Utility Keys to Continued Success

Utility (1) Excludes out-of-period adjustment to symmetrical sharing of $0.03; Including this adjustment, GAAP earnings would be $0.58. Diluted Earnings per Share (Before Items Impacting Comparability)

Capital Spending Utility

O&M Expense Utility

Utility Excellent Customer Service Customer Service Performance NY Goal NY Actual(1) PA Actual(1) Telephone Response (within 30 seconds) 74.0% 89.1% 92.3% Customer Satisfaction: Residential Commercial 85.1% 86.0% 92.4% 90.7% 89.5% PSC Complaints (per 100,000 Customers) 2.1 0.1 N/A Estimated Meter Reading Not to Exceed 15.9% 13.2% 10.2% Adjusted Bills Not to Exceed 1.9% 1.1% 1.4% New Service Gas Installations Installed within 10 Days 98.0% 99.9% 99.7% Non-Emergency Field Appointments Kept 98.0% 99.2% 99.4% (1) 12-months ended September 30, 2010

New York Revenue Decoupling Customer Choice / POR Merchant Function Charge 90/10 Sharing (large volume users) Weather Normalization Low Income Rates Pennsylvania Low Income Rates Customer Choice / POR Merchant Function Charge Under Consideration: Revenue Decoupling Rate Mechanisms Utility

(1) Calculated using Average Total Comprehensive Shareholder Equity. Utility Return on Equity (1)

Utility Challenges

Utility Average Use per Residential Customer 12 Months Ended September (Fiscal Year)

Accounts Receivable - Customer (1) (1) All values include Purchase of Receivables ("POR") Program Utility

Program year runs from November to May HEAP/LIHEAP Utility

Utility 2011

Exploration & Production Seneca Resources Corporation

Seneca Resources Fiscal 2010 Highlights

Exploration & Production Fiscal 2010 Year End Proved Reserves Proved Reserves @ 9/30 503 Bcfe 528 Bcfe 700 Bcfe West - California Reserves: 333 Bcfe (47%) (55.5 MMBoe) FY '10 Production: 19.8 Bcfe (40%) Gulf of Mexico Reserves: 34 Bcfe (5%) FY '10 Production: 13.4 Bcfe (27%) East - Appalachia Reserves: 333 Bcfe (48%) FY '10 Production: 16.5 Bcfe (33%)

Exploration & Production Marcellus Shale Accelerate development; Convert resource potential to reserves Appalachian Region - Upper Devonian Drill 25-50 wells per year Proved Reserves at 9/30/10 California Continue to operate as a low-cost producer Gulf of Mexico No exploration; Develop and produce existing reserves 700 Bcfe 8 - 15 Tcfe 34 Bcfe 333 Bcfe Probable and Possible Reserves, plus Resource Potential 131 Bcfe 202 Bcfe 280 Bcfe 15 Bcfe

Exploration & Production Capital Expenditures by Region Does not include the $34.9MM acquisition of Ivanhoe's US-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures.

Exploration & Production Annual Production by Region 30% 17%

Exploration & Production Finding & Development Cost (1) 2006 - 2009 Finding and Development cost information was obtained from IHS Herold, Inc. National Fuel's 2007 finding and development cost is adjusted for revisions due to a change in reserve auditors. National Fuel's 2010 finding and development cost was calculated internally. (2) (3)

Exploration & Production California

Seneca's California Properties South Lost Hills 1,900 BOEPD Monterey Shale Primary 216 Active Wells Sespe 1,000 BOEPD Sespe Formation Primary 182 Active Wells North Lost Hills 1,200 BOEPD Tulare & Etchegoin Formation Primary & Steamflood 221 Active Wells North Midway Sunset 4,100 BOEPD Potter & Tulare Formation Steamflood 709 Active Wells South Midway Sunset 650 BOEPD Antelope Formation Steamflood 74 Active Wells

California Average Daily Production Modest capital spending to maintain production Pursue additional bolt-on acquisitions 2011 Plans: CapEx - $40 MM 50 Development wells Two 5-acre in-fill wells at Sespe

Gulf of Mexico Exploration & Production

Gulf of Mexico Average Daily Production Minimal capital spending Expect production decline in 2011

East Division Exploration & Production

East Division Average Daily Production Rapid growth in the East Division as Marcellus is ramping up Expect significant production increase in Q1

Marcellus Shale Seneca's Pennsylvania Acreage Seneca Resource Acreage Position 745,000 Net Acres in the heart of the PA Marcellus fairway 160,000 Net Acres included in EOG JV 80% Fee - Seneca owns the minerals No lease expiration 94% Average NRI SRC Fee Acreage

Marcellus Shale

Recent Well Results Validate Seneca's Position


McKean County
SM Energy
IP: 7+ MMCFD
Tioga County
Seneca Resources
Avg. IP: 7.9 MMCFD
Lycoming County
Seneca Resources IP:
15.8 MMCFD
Elk County
Seneca Resources
IP: 3.9 MMCFD
Clearfield County
Seneca/EOG
IP: 8.9 MMCFD
Armstrong County
EQT
IP: 15 MMCFD
SRC Fee Acreage
SRC Lease Acreage

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Analyst Day – November 9, 2010

Marcellus Shale Recent Activity Approx. Outline of JV Acreage 200,000 Gross Acres Seneca 50% W.I. (Avg. 58% NRI) EOG Acreage Contributed ~120,000 Gross Acres Seneca 50% W.I. (40% NRI) EOG Operated - Last 4 Completions Bigger Fracs - 5 1/2" Casing Average IP: 8.2 MMcf per Day Seneca Operated - Tioga 3 Rigs Drilling 12 Wells Producing Average IP: 7.9 MMcf per Day EOG Contributed JV Acreage SRC Contributed JV Acreage Seneca Operated - Lycoming IP: 15.8 MMcf per Day

Marcellus Shale Eastern Development Area Covington Area - Full Development Seneca Operated 24 Wells Drilled; 12 Producing Current Production: 62 MMcf/d 2011: 16 Wells Planned DCNR Block 100 - Full Development Seneca Operated 1 well drilled 2011: 6 Wells Planned First Production: Fall 2011 Initial Test Wells Drilling / Fracing SRC Fee Acreage DCNR Block 595 - Full Development Seneca Operated 3 Wells Drilled; 1 Producing Current Production: 5.0 MMCFD 2011: 10-15 Wells Planned Tioga/Lycoming/Potter 55,000 Acres Resource Potential: 2 Tcf

SENECA RESOURCES

Marcellus Shale

Western Development Area



Seneca Operated
EOG Operated
Mt. Jewett Area
✓Seneca Operated
✓2011: 3 Wells Planned
McKean
Elk
Cameron
Owl's Nest Area
✓Seneca Operated
✓Drilling
✓2011: 3+ Wells Planned
✓Optimized Landing Target
Beechwood Area
✓Seneca Operated
✓2011: 3 Wells Planned
Boone Mtn. Area
✓Seneca Operated
✓2011: 3 Wells Planned
SRC Fee Acreage
SRC Lease Acreage
SRC Contributed JV Acreage
EOG Contributed JV Acreage
Punxy Area – Full Development
✓EOG Operated
✓30 Wells Drilled; 8 Producing
✓Current Gross Production: 16 MMcf/d
✓2011: 30+ Wells Planned

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Analyst Day – November 9, 2010

Tioga County Decline Curves Longer Lateral Wells Outpacing Original Decline Curve Chart data represents horizontal well production from wells with lateral lengths greater than 3,000 feet

Marcellus Shale Pennsylvania Average Daily Gas Production per Horizontal Well (Companies with at least 5 horizontal wells producing) Source: All data represents Marcellus Shale gas production from July 1, 2009 through June 30, 2010 for companies with at least five producing horizontal wells within the State of Pennsylvania and was provided by the Pennsylvania Department of Environmental Protection. The data was retrieved on November 4, 2010.

Marcellus Shale Marcellus Net Production Seneca Operated EOG JV Marcellus net production at September 30, 2010 was: 53 MMcfe per day

Marcellus Shale Centralized Water System Recovering water discharged from an abandoned coal mine which was adversely impacting a local trout stream Authorized by SRBC to withdraw approximately 500,000 gallons per day of mine discharge Water pipeline system supplies frac water for Seneca in Tioga County (90 wells) Can supply water for 3 fracs per month System Cost: ~$3.7 Million Cost Savings: ~$120,000 per well Pay Out: 31 Wells Other Benefits: Improved stream quality Substantial reduction of water truck activity No need to withdraw water elsewhere

Marcellus Shale Wells Drilled per Year

Marcellus Shale Pre-Tax IRR Comparison Description EUR Well Cost ($ MM) Net Working Interest Net Revenue Interest Pre-Tax IRR (NYMEX - $/MMBtu) Pre-Tax IRR (NYMEX - $/MMBtu) Pre-Tax IRR (NYMEX - $/MMBtu) Description EUR Well Cost ($ MM) Net Working Interest Net Revenue Interest $4.00 $5.00 $6.00 Seneca Tioga County Wells at 18% Royalty 6 Bcf $4.6 100% 82% 63% 100+% 100+% Seneca Mineral Fee Wells in EOG JV 4 Bcf $4.0 50% 60% 68% 100+% 100+% Seneca Mineral Fee Wells - No Royalty 4 Bcf $4.0 100% 100% 46% 75% 100+% Competitor Well with 15% Royalty Rate 4 Bcf $4.0 100% 85% 30% 51% 78%

Marcellus Shale Breakeven Pricing at PV10 On November 1, 2011, NYMEX Strip(1) for Fiscal Year 2011 was $4.03 The NYMEX strip prices for fiscal year 2011 include the settlement prices for the October 2010 and November 2010 contracts.

Seneca Resources Marcellus Shale Summary Continuing to achieve high IP rates and showing slow decline Fourth horizontal rig is on location Will have 3 rigs in East and 1 in West for 1st half of FY2011 EOG Program is picking up and showing improvement First "big fracs" came on at high rate Infrastructure constrained in Clearfield County Marcellus production will continue to grow rapidly Fiscal Year 2010 exit rate was 53 MMCFD Expect net 100+ MMCFD by fiscal year end 2011 (9/30/2011) Explore joint-venture opportunities

National Fuel Gas Supply Corporation Empire Pipeline, Inc. National Fuel Gas Midstream Corporation Pipeline & Storage / Midstream

Analyst Day - November 9, 2010 55

Analyst Day - November 9, 2010 56

Analyst Day - November 9, 2010 57

Analyst Day - November 9, 2010 58

PIPELINE & STORAGE / MIDSTREAM EXPANSION INITIATIVES



TORONTO
KIRKWALL
CANADA
Lake Erie
Buffalo
EL PASO
NORTHERN ACCESS
TIOGA COUNTY EXTENSION
CORNING
NY
PA
LAMONT COMPRESSOR STATION PHASE I & II
COVINGTON GATHERING SYSTEM
OVERBECK
LEIDY
TRANSCO
TROUT RUN GATHERING SYSTEM
OH
LINE "N" EXPANSION PHASE I & II
WEST TO EAST OVERBECK TO LEIDY
Pittsburgh
ROCKIES EXPRESS
CLARINGTON
APPALACHIAN LATERAL
Seneca Drilling Activity
EOG JV Drilling Activity
Expansion Projects
Northern Access Expansion
W2E Overbeck to Leidy
Appalachian Lateral/W2E

59

Analyst Day – November 9, 2010

Pipeline & Storage/Midstream Expansion Initiatives Project Name Capacity (Dth/D) Est. CapEx In-Service Date Status Covington Gathering System 145,000 $16 MM 11/17/09 Completed - Flowing into TGP 300 Line Lamont Compressor Station 40,000 $6 MM 6/15/10 Completed - Flowing into TGP 300 Line Lamont Phase II Project 50,000 $7 MM ~ 07/2011 Executed precedent agreements Line "N" Expansion 160,000 $23 MM ~ 09/2011 Filed FERC 7(c) application on 6/11/10. Negotiating final precedent agreement for 10,000 Dth/day Tioga County Extension 350,000 $46 MM ~ 09/2011 Filed FERC 7(c) filing on August 23, 2010 Trout Run Gathering System 250,000 $27 MM Fall 2011 Preliminary work has begun Northern Access Expansion 320,000 $60 MM Late 2012 Executed precedent agreement Line "N" Phase II Expansion ~195,000 $40 MM ~ 11/2012 Executed precedent agreement for 150,000 Dth/day W2E Overbeck to Leidy 425,000 $260 MM 2013 Pursuing post-Open season requests for remaining 300,000 Dth/day

Midstream Corporation Covington Gathering System - Tioga County TGP 300 Interstate Pipeline Gathering System Capacity: 146,000 Dth/d Interconnects with Tennessee Gas Pipeline in Tioga County Seneca Resources is the sole shipper Seneca is currently shipping gross production of approximately 60 MMcf per day

Midstream Corporation Trout Run Gathering System - Lycoming County Capacity: 250,000 Dth/d Will Interconnect with Transco Pipeline in Lycoming County Seneca Resources will be the primary shipper Estimated In-Service: Fall 2011 Interstate Pipeline Gathering System Transco

Pipeline & Storage

Challenges & Opportunities

Challenges

NFGSC Contract Turnbacks

Supply has received capacity turnbacks on expiring contracts, decreasing future revenue by:

FY11: ~$4.5 Million
FY12: ~$6.0 Million

Empire Unsold Capacity

~100,000 Dth/d of capacity remains unsold after the construction of the Empire Connector in 2008

Opportunities

Expansion Projects

Both Supply and Empire have significant pipeline expansion projects planned to transport gas out of the Marcellus. Yearly revenue from these expansion projects is forecasted to total:

FY11: ~$0.2 Million
FY12: ~$32.0 Million

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Analyst Day – November 9, 2010

Energy Marketing National Fuel Resources

National Fuel Resources Fiscal 2010 Highlights Recently launched a residential marketing campaign on RG&E and NYSEG Further diversify customer pool in areas where commercial, industrial and wholesale customers already exist Falling natural gas futures prices have led to increased customer price lock-ins over most customer groups NFR continued to be a significant customer of both NFGSC and Empire Increased competition in Pennsylvania, potentially due to PAPUC initiatives to expand customer choice programs

National Fuel Resources Fiscal 2011 Expectations Strong focus on growth of new residential and small commercial customer pools on RG&E and NYSEG using POR programs Expand residential customer program in NFGDC's Pennsylvania territory with the recently adopted POR program Monitor development of Marcellus production and position NFR to ensure diverse and reliable supplies at minimal cost structure Continue to evaluate strategic acquisition of pipeline capacity in NFR territories

Corporate & Financial Highlights National Fuel Gas Company

National Fuel Gas Company

2011 EPS Guidance & Sensitivity

NFG & Subsidiaries

Fiscal 2011

Preliminary Earnings per Share (Diluted) Guidance(1)

	Range
Consolidated Earnings	$2.40 - $2.70(1)

Earnings per Share Sensitivity to Changes from $4.00/MMBtu for natural gas and $80.00/Bbl for crude oil(1)

$1 change per MMBtu gas		$5 change per Bbl oil	
Increase	Decrease	Increase	Decrease
+$0.19	-$0.19	+$0.05	-$0.05

On November 4, 2010, the Company updated its fiscal 2011 earnings guidance utilizing flat commodity pricing of $4.00 per MMBtu for natural gas and $80.00 per Bbl for crude oil, and adjusting for basis differential

Seneca Resources Preliminary Production Guidance:
60 to 70 Bcfe

(1) The preliminary earnings guidance and sensitivity table are current as of November 4, 2010. The sensitivity table only considers revenue from the Exploration and Production segment's crude oil and natural gas sales. The sensitivities will become obsolete with the passage of time, changes in Seneca's production forecast, changes in basis differentials, as additional hedging contracts are entered into, and with the settling of hedge contracts at their maturity. For its fiscal 2011 updated earnings forecast, the Company is using flat commodity pricing of $4.00 per MMBtu for natural gas and $80.00 per Bbl for crude oil, and adjusting for basis differential.

68

Analyst Day – November 9, 2010

National Fuel Gas Company Fiscal Year 2011 Earnings Guidance - Key Drivers FY 2011 EPS $2.40 to $2.70 Utility Operating Expense: ? 3% to 5% PA Normal Weather Pipeline & Storage / Midstream Operating Expense: ? 3% to 5% Transportation Revenue: ? $4.5 Million Project Development Costs (O&M): $7 Million Midstream Earnings per Share: $0.05 to $0.10 Exploration & Production Production - ? 30% DD&A: $2.05 to $2.15 per Mcfe LOE: $1.10 to $1.35 per Mcfe G&A: $38 - $41 Million FY2010 Operating Results $2.65(1) ? ? NYMEX Pricing Gas: $4.00/MMBtu ? Oil: $80.00/Bbl Excludes gain on disposal of discontinued operations of $0.07 and earnings from discontinued operations of $0.01; including these items GAAP earnings were $2.73.

National Fuel Gas Company Looking Beyond Fiscal 2011... Exploration & Production Marcellus = Substantial growth engine West = Stable production and cash flows Gulf = Produce out assets Pipeline & Storage / Midstream Major expansion projects on line starting in late 2011 Rate case in Supply Corporation in early fiscal 2012 Utility Limited opportunities for growth Maintain focus on O&M costs

National Fuel Gas Company Capital Expenditures(1) from Continuing Operations A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Sources and Uses of Cash National Fuel Gas Company 2010 Actual $ Millions 2011 Forecast $566 For its fiscal 2011 earnings forecast, the Company is using flat commodity pricing of $4.00 per MMBtu for natural gas and $80.00 per Bbl for crude oil, and adjusting for basis differential. NFG Consolidated sources of cash includes cash from operations for all of the Company's segments. $566 $989 $989 (1)

National Fuel Gas Company Seneca Oil and Gas Hedge Positions Natural Gas Swaps Volume (Bcf) Average Hedge Price Fiscal 2011 19.9 $6.76 / Mcf Fiscal 2012 14.6 $7.03 / Mcf Fiscal 2013 3.8 $6.65 / Mcf Oil Swaps Volume (MMBbl) Average Hedge Price Fiscal 2011 1.6 $70.26 / Bbl Fiscal 2012 1.1 $70.55 / Bbl Fiscal 2013 0.3 $75.94 / Bbl For fiscal year 2011, Seneca's has hedged 45% of their forecasted production NYMEX Strip Prices (at 11/01/10) Natural Gas Oil Fiscal 2011(1) $4.03 $83.83 Fiscal 2012 $4.85 $87.53 Fiscal 2013 $5.24 $88.32 The NYMEX strip prices for fiscal year 2011 include the settlement prices for the October 2010 and November 2010 contracts.

National Fuel Gas Company Capital Structure $2.995 Billion(1) at September 30, 2010 Forecasted Capital Structure(2) at September 30, 2011 At September 30, 2010, Comprehensive Shareholders' Equity, Long-Term Debt and the Current Portion of Long-Term Debt totaled $2.995 Billion as presented on the Company's Balance Sheet, of which $1.049 Billion was Long-Term Debt, $0.2 Billion was the Current Portion of Long-Term Debt and $1.746 Billion was Comprehensive Shareholders' Equity At September 30, 2011, forecasted Total Capitalization is $3.002 Billion, of which $0.899 Billion is Long-Term Debt, $0.150 Billion is the Current Portion of Long-Term Debt, $0.058 Billion is Short-Term Debt and $1.896 Billion is Comprehensive Shareholders' Equity

National Fuel Gas Company Capital Resources & Credit Ratings Capital Resources $300.0 MM Commercial Paper Program and $405 MM in Uncommitted Credit Facilities - Aggregate of $705.0 MM $300.0 MM Committed Credit Facility through September 2013 - backs Commercial Paper Program RATING AGENCY RATING FITCH BBB+ MOODY'S Baa1 STANDARD & POOR'S BBB CURRENT CREDIT RATINGS

National Fuel Gas Company Debt Maturity Schedule Fiscal Year Total Long-Term Debt Outstanding At September 30, 2010: $1.249 B

National Fuel Gas Company Dividend Growth $1.38 $0.19 Compound Annual Growth Rate 5.1% National Fuel has had 108 uninterrupted years of dividend payments and has increased its dividend for 40 consecutive years

National Fuel Gas Company Key Takeaways High-Quality Marcellus Acreage Position 745,000 net acres with a resource potential of 8-15 Tcfe Recent well results validate the quality of our acreage Fee ownership results in superior economics Balanced Business Model Regulated segments support dividend and are not sensitive to commodity prices Sizable oil production provides earnings stability Strong Financial Position Simple balance sheet Well capitalized Significant internally generated cash flows

Marcellus Shale Recent Activity EOG Contributed JV Acreage SRC Contributed JV Acreage

National Fuel Gas Company Comparable GAAP Financial Measure Slides and Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.